                                                                 Exhibit (32)(a)

         CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
                           BY 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, John A. Emrich, as Chief Executive Officer of Guilford Mills, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying quarterly report on Form 10-Q of the Company for the fiscal quarter ended December 28, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2004

  /s/ John A. Emrich
------------------------
John A. Emrich
President and Chief Executive Officer